NOVEMBER 3, 1999

                       DELAWARE POOLED TRUST, INC.
                         THE BALANCED PORTFOLIO
                 THE INTERMEDIATE FIXED INCOME PORTFOLIO
                  THE AGGREGATE FIXED INCOME PORTFOLIO
               THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO

                      SUPPLEMENT TO THE PROSPECTUS


The following supplements the section of the Prospectus entitled "Additional Investment Information":

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SECURITIES
INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an interest rate swap, a fund receives payment from another party based on a floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse, with a fund receiving payments based on a fixed interest rate and making payments based on a floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of an index, in exchange for making fixed or floating interest rate payments to another party.

HOW WE USE THEM
The Balanced, The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios may use Interest rate swaps to adjust each Portfolio's sensitivity to interest rates by changing its duration. We may also use interest rate swaps to hedge against changes in interest rates. We use index swaps to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not directly available to the Portfolios on favorable terms.

Interest rate swaps and index swaps will be considered illiquid securities.


The following supplements the section of the Prospectus entitled "Risk
Factors":

[TABLE]
RISKS
MARKET RISK: Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

HOW WE STRIVE TO MANAGE THEM
In evaluating the use of an index swap for The Balanced, The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for these Portfolios, we focus on those dealers with high quality ratings and do careful credit analysis before investing.

RISKS
INTEREST RATE RISK: Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, the Fund could experience a higher or lower return than anticipated. For example, if the Fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

HOW WE STRIVE TO MANAGE THEM
The Balanced, The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk. The Portfolios will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

RISKS
LIQUIDIDTY RISK (see prospectus for discussion of this risk)

HOW WE STRIVE TO MANAGE THEM
Swap agreements entered into by The Balanced, The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios will be treated as illiquid securities. However, most swap dealers will be willing to repurchase interest rate swaps.